EXHIBIT NO.  22.0              SUBSIDIARIES OF REGISTRANT


CRYOCON, INC., a Utah Corporation
2250 North 1500 West
Ogden, Utah  84404
Telephone:  (801) 395-2796
Facsimile:   (801) 399-4000

XTOOL, INC. , a Utah Corporation
2250 North 1500 West
Ogden, Utah  84404
Telephone:  (801) 395-2796
Facsimile:   (801) 399-4000


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